UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2015

Skyworks Solutions, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-05560	04-2302115
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 Sylvan Road, Woburn, MA	01801
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 376-3000

Not applicable.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 5, 2015, Skyworks Solutions, Inc. (“Skyworks”) and PMC-Sierra, Inc. (“PMC”) issued a joint press release announcing the execution of the Agreement and Plan of Merger (the “Merger Agreement”) by and among Skyworks, PMC and Amherst Acquisition, Inc., pursuant to which Skyworks will acquire PMC (the “Merger”) on the terms and conditions therein. A copy of the joint press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

On October 6, 2015, Skyworks will host a conference call to provide supplemental information regarding the Merger to analysts and investors at 9:00 a.m. Eastern time. To listen to the conference call via the Internet, please visit the investor relations section of Skyworks’ website. To listen to the conference call via telephone, please call (877) 260-8898 (domestic) or (612) 332-1210 (international), confirmation code: 370618.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release, dated October 5, 2015

Important Additional Information Will Be Filed with the Securities and Exchange Commission

PMC plans to file with the SEC and mail to its stockholders a proxy statement in connection with the Merger.  Additionally, PMC will file other relevant materials with the SEC in connection with the transaction.  The proxy statement and other relevant materials will contain important information about Skyworks, PMC, the Merger and related matters.  Investors and security holders are urged to read the proxy statement and the other relevant materials carefully when they become available before making any voting or investment decision with respect to the proposed Merger because they will contain important information about the Merger and the parties to the Merger.

Investors and security holders will be able to obtain free copies of the proxy statement and relevant other documents filed with the SEC by Skyworks and PMC through the website maintained by the SEC at www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the proxy statement and the other relevant documents filed with the SEC by PMC from PMC by contacting Joel Achramowicz at (408) 239-8630.

Skyworks and PMC, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement.  Information regarding Skyworks’ directors and executive officers is contained in Skyworks’ Form 10-K for the year ended October 3, 2014 and its proxy statement dated April 8, 2015.  Information regarding PMC’s directors and executive officers is contained in PMC’s Form 10-K for the year ended December 27, 2014 and its proxy statement dated March 20, 2015, which are filed with the SEC.  Additional information regarding the participants in the solicitation of proxies in respect of the transactions contemplated by the Merger Agreement and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor for Forward-Looking Statements

Certain statements made herein are “forward-looking statements” intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements include without limitation information regarding the proposed transaction between Skyworks and PMC, the expected timetable for completing the transaction, future financial and operating results, benefits and synergies of the transaction, future opportunities for the combined company and any other statements about Skyworks or PMC managements’ future expectations, beliefs, goals, plans or prospects.  Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “forecasts,” “intends,” “believes,” “plans,” “may,” “will,” or “continue,” and similar expressions and variations or negatives of these words. All such statements are subject to certain risks, uncertainties and other important factors that could cause actual results to differ materially and adversely from those projected, and may affect our future operating results, financial position and cash flows.

These risks, uncertainties and other important factors include, but are not limited to: the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; the outcome of any legal proceedings that could be instituted against PMC or its directors or Skyworks related to the Merger Agreement; the inability to complete the Merger due to the failure to obtain stockholder approval for the Merger or the failure to satisfy other conditions to completion of the Merger, including the receipt of all regulatory approvals related to the Merger; the failure of Skyworks to obtain the necessary financing arrangements set forth in the debt commitment letter delivered pursuant to the Merger Agreement; risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the Merger; the effects of local and national economic, credit and capital market conditions on the economy in general, and other risks and uncertainties described herein, as well as those risks and uncertainties discussed from time to time in our other reports and other public filings with the SEC, including, but not limited to, those detailed in Skyworks’ Annual Report on Form 10-K for the year ended October 3, 2014 and its most recent quarterly report filed with the SEC and in PMC’s Annual Report on Form 10-K for the year ended December 27, 2014 and its most recent quarterly report filed with the SEC.  The forward-looking statements contained herein are made only as of the date hereof, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWORKS SOLUTIONS, INC.

Date: October 6, 2015	/s/ Mark V.B. Tremallo
Mark V.B. Tremallo
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Joint Press Release, dated October 5, 2015